UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2005

Commission File No. 001-12392

NDCHealth Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	58-0977458
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

NDC Plaza, Atlanta, Georgia	30329-2010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 728-2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On January 31, 2005, NDCHealth Corporation (“NDCHealth” or “the Company”) issued a press release stating that it is continuing to work to complete and file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the fiscal second quarter ended November 26, 2004, and restated financial results on Forms 10-K/A and 10-Q/A, and anticipates doing so prior to March 21, 2005. The Company determined to review and has reviewed certain other aspects of its business regarding the application of generally accepted accounting principles and, in this regard, has identified certain services within its Information Management segment for which the timing of some revenue recognition should have been delayed in fiscal 2004 and the first quarter of fiscal 2005. As previously disclosed, the restatement will also include adjustments related to its physician software products and other identified adjustments from prior periods.

NDCHealth also reported that, consistent with its prior disclosure, the Company has received notice under its 10-½% Senior Subordinated Notes due 2012 that the Company’s delay in filing its Form 10-Q for the quarter ended November 26, 2004 with the SEC constitutes a default under the Notes. The Company expects such default will not, however, result in any acceleration of the Notes if the company files its Form 10-Q prior to March 21st, as anticipated.

A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Safe Harbor Statement

This Current Report on Form 8-K includes “forward-looking” statements (rather than historical facts) within the meaning of the federal securities laws that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Forward-looking statements are only predictions and are not guarantees of performance, and include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” or similar expressions. These statements include, among others, statements regarding the results of the Company’s accounting review, the timing of filings with the SEC, our expected business outlook, anticipated financial and operating results, our business strategy and means to implement the strategy, our objectives, the amount and timing of future capital expenditures, the likelihood of our success in developing and introducing new products and expanding our business, working capital needs and sources of liquidity, and our ability to maintain compliance with certain restrictive debt covenants or obtain a waiver and/or amendments to our credit agreement, or renegotiate or refinance its outstanding debt.

These forward-looking statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. Many of these risk factors and assumptions are beyond our ability to control or predict, and are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements included in later filings with the Securities and Exchange Commission.

We believe our forward-looking statements contained herein are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on our current assumptions and expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated January 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHealth Corporation
(Registrant)

By:	/s/ Lee Adrean
Lee Adrean
Chief Financial Officer

Date: January 31, 2005